UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 2, 2015

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 2, 2015, Tenet Healthcare Corporation (“Tenet,” “us,” “we” or “our”) issued a press release announcing commencement of a private placement offering of $500 million in aggregate principal amount of senior secured notes due 2020 of Tenet and of $1.9 billion in aggregate principal amount of senior notes due 2023 of THC Escrow Corporation II. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

The preliminary pro forma financial information and other updates set forth in Exhibit 99.2 and incorporated herein by reference have been included in the offering memorandum distributed to potential investors in connection with the private placement.

The preliminary pro forma financial information contains information derived from, and the offering memorandum incorporates by reference, audited financial statements of United Surgical Partners International, Inc. (“USPI”) in the form contained in USPI’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on February 26, 2015 (File No.333-144337). Such audited financial statements are not incorporated by reference into this Current Report on Form 8-K.

The preliminary pro forma financial information is not presented in accordance with Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), because it does not reflect our planned acquisition of European Surgical Partners Ltd. (“ESPL”). Although ESPL is not individually significant for Tenet under any significance test under Regulation S-X under the Securities Act, it is under common control with USPI and therefore must be included in the pro forma financial statements prepared following completion of the acquisitions of USPI and ESPL.

Forward-Looking Statements

This document contains “forward-looking statements” – that is, statements that relate to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “assume,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of any of the aforementioned transactions; the failure to satisfy conditions to completion of such transactions, including receipt of regulatory approvals; our ability to fully realize the anticipated benefits and synergies of our acquisitions and to successfully complete the integration of businesses we acquire; and the other factors disclosed under “Forward-Looking Statements” and “Risk Factors” in our Form 10-K for the year ended December 31, 2014, and in our quarterly reports on Form 10-Q, periodic reports on Form 8-K and other filings with the Securities and Exchange Commission. The information contained in this release is as of the date hereof. The Company assumes no obligation to update forward-looking statements contained in this release as a result of new information or future events or developments.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description

99.1	Press release announcing commencement of private placement offering

99.2	Excerpts from private placement offering memorandum

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: June 2, 2015

	By:	/s/ Paul A. Castanon
		Name:	Paul A. Castanon
		Title:	Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing commencement of private placement offering

99.2	Excerpts from private placement offering memorandum